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                                                                    EXHIBIT 10.3

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT, is made and entered into this ____ day of January, 2003 ("Termination Date"), by and between Insurance Management Solutions, Inc. ("IMS"), Bankers Insurance Group, Inc. ("BIG") and First Community Insurance Company ("FCIC").

         WHEREAS, the parties hereto entered into that certain Technical Support Services Agreement ("Technical Support Agreement"), dated April 1, 1999; and

         WHEREAS, the parties hereto wish to terminate the Technical Support Agreement as to all parties, with no remaining liability as of the Termination Date;

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, as well as for other good and valuable consideration, the parties hereto do covenant and agree as follows:

         1. Pursuant to Section 1 C. of the Technical Support Agreement, the parties hereto do mutually agree to terminate the Technical Support Agreement as to all parties as of the Termination Date.

         2. All parties shall have no further liability to each other under the Technical Support Agreement as of the Termination Date.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed by their corporate officers as of the day and year first above written.

Witness:                                  INSURANCE MANAGEMENT SOLUTIONS, INC.


  s/s Nancy C. Haire                      BY: s/s David M. Howard
------------------------                     ----------------------------------

                                          AS ITS:  President & CEO
                                                   ----------------------------


Witness:                                  FIRST COMMUNITY INSURANCE COMPANY


  s/s Nancy C. Haire                            BY: s/s Robert G. Southey
------------------------                            ---------------------------

                                                Robert G. Southey, Secretary


Witness:                                  BANKERS INSURANCE GROUP, INC.


  s/s  Nancy C. Haire                           BY:  s/s Robert G. Southey
------------------------                            ---------------------------

                                                Robert G. Southey, Secretary